LVIP Blended Mid Cap Managed Volatility Fund Supplement Dated October 7, 2016 to the Prospectus and the Statement of Additional Information

This Supplement updates certain information in the Prospectus and Statement of Additional Information for the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Prospectus and Statement of Additional Information for the Fund:

Effective October 1, 2016, Nathan Brown has been appointed as a co-portfolio manager of the LVIP Blended Mid Cap Managed Volatility Fund.

The following replaces similar text on page 5 in the Fund’s prospectus:

Ivy Portfolio Managers	Company Title	Experience with Fund
Kimberly A. Scott	Senior Vice President	Since May 2015
Nathan A. Brown	Vice President	Since October 2016

The following replaces similar text on page 11 of the Fund’s prospectus under “Ivy Portfolio Managers”:

Kimberly Scott and Nathan Brown are responsible for the day-to-day management of the portion of the Fund’s assets allocated to Ivy.

The following biographical information is added to the Fund’s prospectus under “Ivy Portfolio Managers” on page 11:

Nathan A. Brown, Vice President of Ivy and WRIMCO. Mr. Brown joined WRIMCO in June 2003 as an investment analyst. He was appointed Assistant Vice President in January 2010 and has served as an assistant portfolio manager of investment companies managed by Ivy and WRIMCO since February 2011. Mr. Brown earned a BBA in finance from the University of Iowa and holds an MBA with an emphasis in finance and accounting from Vanderbilt University.